UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 20, 2012

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-3672	Ameren Illinois Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On August 20, 2012, Ameren Illinois Company (“Ameren Illinois”), a subsidiary of Ameren Corporation, issued and sold $400,000,000 principal amount of its 2.70% Senior Secured Notes due 2022 (the “New Notes”), pursuant to a Registration Statement on Form S-3 (File No. 333-182258-01), which became effective on June 21, 2012, and a Prospectus Supplement dated August 13, 2012 to a Prospectus dated June 21, 2012. Ameren Illinois received net offering proceeds of approximately $397.3 million, before expenses, upon the closing of the transaction. Ameren Illinois intends to use the net offering proceeds, together with other available cash, to provide the total amount of funds required to complete its previously announced tender offer (the “Tender Offer”) to repurchase for cash its outstanding 9.75% Senior Secured Notes due 2018 (the “9.75% Notes”) and 6.25% Senior Secured Notes due 2018 (the “6.25% Notes,” and together with the 9.75% Notes, the “Tender Offer Notes”), including the payment of interest on the Tender Offer Notes purchased thereunder and all related fees and expenses. The maximum aggregate purchase price (including principal and premium) for the Tender Offer Notes will be $450 million (the “Maximum Tender Amount”). Ameren Illinois also expects to use the net proceeds from the offering of the New Notes to redeem, at par value, all or a portion of $51.1 million aggregate principal amount of 5.50% debt maturing in 2014.

As of 5:00 p.m., New York City time, on August 10, 2012 (the “Early Tender Date”), approximately $87 million in aggregate principal amount of the 9.75% Notes and approximately $193 million in aggregate principal amount of the 6.25% Notes had been validly tendered and not validly withdrawn. As more fully described in the Offer to Purchase (defined below), because the 9.75% Notes have a higher acceptance priority level than the 6.25% Notes, all 9.75% Notes validly tendered and not validly withdrawn in the Tender Offer will be accepted for purchase up to the Maximum Tender Amount before any validly tendered and not validly withdrawn 6.25% Notes are accepted for purchase, up to the Maximum Tender Amount for all the Tender Offer Notes in the aggregate.

Holders who validly tendered (and did not subsequently withdraw) their Tender Offer Notes prior to the Early Tender Date, and whose Tender Offer Notes are accepted for purchase pursuant to the Tender Offer, will receive total consideration equal to $1,384.06 per $1,000 principal amount of 9.75% Notes and $1,218.36 per $1,000 principal amount of 6.25% Notes, plus any accrued and unpaid interest from the last interest payment date applicable to the relevant series of Tender Offer Notes up to, but not including, the settlement date for such Tender Offer Notes accepted for purchase. Holders of Tender Offer Notes that are validly tendered after the Early Tender Date but at or prior to the Expiration Date (as defined below) will receive $1,354.06 per $1,000 principal amount of 9.75% Notes and $1,188.36 per $1,000 principal amount of 6.25% Notes, plus any accrued and unpaid interest from the last interest payment date applicable to the relevant series of Tender Offer Notes up to, but not including, the settlement date for such Tender Offer Notes accepted for purchase.

The tender offer is being made upon and is subject to the terms and conditions set forth in the Offer to Purchase, dated July 30, 2012 (the “Offer to Purchase”), and the related Letter of Transmittal.

The tender offer will expire at midnight, New York City time, on Aug. 24, 2012, unless extended or earlier terminated (the “Expiration Date”).

Ameren Illinois is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with the offering of the New Notes.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

1.1	Underwriting Agreement, dated August 13, 2012, between Ameren Illinois and the several underwriters named therein, and for whom Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and UBS Securities LLC are acting as representatives.

*4.1	Indenture, dated as of June 1, 2006, between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Notes (Current Report on Form 8-K filed on June 19, 2006, Exhibit 4.3, File No. 1-2732).

4.2	Company Order establishing the Notes.

4.3	Global Note.

*4.4	General Mortgage Indenture and Deed of Trust, dated as of November 1, 1992, from Ameren Illinois to The Bank of New York Mellon Trust Company, N.A., as successor trustee to Harris Trust and Savings Bank (Annual Report on Form 10-K for the year ended December 31, 1992, Exhibit 4(cc), File No. 1-3004).

4.5	Supplemental Indenture, dated as of August 1, 2012, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as successor trustee to Harris Trust and Savings Bank, relating to the First Mortgage Bonds, Senior Notes Series EE securing the Notes.

5.1	Opinion of Craig W. Stensland, Esq., Associate General Counsel of Ameren Services Company, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).

*	Incorporated by reference as indicated.

This combined Form 8-K is being filed separately by Ameren Corporation and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)
By:	/s/ Jerre E. Birdsong
Name:	Jerre E. Birdsong
Title:	Vice President and Treasurer

AMEREN ILLINOIS COMPANY (Registrant)

By:	/s/ Jerre E. Birdsong
Name:	Jerre E. Birdsong
Title:	Vice President and Treasurer

Date: August 20, 2012

Exhibit Index

Exhibit Number	Title

1.1	Underwriting Agreement, dated August 13, 2012, between Ameren Illinois and the several underwriters named therein, and for whom Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and UBS Securities LLC are acting as representatives.

4.2	Company Order establishing the Notes.

4.3	Global Note.

4.5	Supplemental Indenture, dated as of August 1, 2012, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as successor trustee to Harris Trust and Savings Bank, relating to the First Mortgage Bonds, Senior Notes Series EE securing the Notes.

5.1	Opinion of Craig W. Stensland, Esq., Associate General Counsel of Ameren Services Company, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).